SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)November 18, 1998

                             Mercury Finance Company
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               (Exact name of registrant as specified in charter)

Delaware                         1-10176          36-3627010
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(State of other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)      Identification No.)

100 Field Drive, Lake Forest, Illinois                      60045
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (847) 295-8600

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.           Other Events.

         On November 18, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

                  Exhibit No.            Description of Document
                  -----------            -----------------------

                  99.1 Press release dated November 18, 1998 issued by the Registrant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Mercury Finance Company

Date:  November 24, 1998              By:  /s/ William A. Brandt,Jr.
                                      Its:  President/CEO

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